                                                                    Exhibit 10.2

                 WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

     This Waiver and Third Amendment to Credit Agreement is entered into on this 7th day of November, 2003, effective as of September 30, 2003, and is executed in connection with that certain Credit Agreement effective as of April 23, 2003 (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement") among Torch Offshore, Inc. ("Borrower") and the Lenders, including Regions Bank in its capacity as a Lender and as Agent for the Lenders.

     WHEREAS, Borrower and the Lenders desire to amend the Credit Agreement.

     NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Credit Agreement.

     2. Lenders hereby waive compliance by Borrower with the minimum Consolidated Current Ratio covenant contained in Section 8.1(k)(i) of the Credit Agreement for the fiscal quarter ending on September 30, 2003. Borrower acknowledges and agrees that this waiver of compliance with the financial covenant contained in Section 8.1(k)(i) of the Credit Agreement shall apply only to the fiscal quarter ending on September 30, 2003 and shall not constitute a waiver of compliance for any other fiscal quarter.

     3. Section 8.1(k)(i) of the Credit Agreement is amended and restated to read as follows:

        (i) Borrower will have and maintain, as of the end of each fiscal quarter, a Consolidated Current Ratio of at least:

        Periods Ending                                       Ratio
        --------------                                       -----
        On or before December 31, 2003                       1.00
        From January 1, 2004 to March 31, 2004               1.10
        After March 31, 2004                                 1.30.

         4. Borrower shall pay an amendment fee to the Agent with respect to this Waiver and Third Amendment to Credit Agreement, for the benefit of the Lenders, in the amount of $30,000.00 to be distributed by Agent to the Lenders based on each Lender's Pro Rata Share of the Line of Credit Loans.

         5. BORROWER HEREBY RELEASES THE INDEMNITEES AND SOLIDARILY AGREES TO HOLD THE INDEMNITEES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ARISING PRIOR TO THE EXECUTION DATE OF THIS WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT ARISING OUT OF, RESULTING FROM OR RELATING TO (A) ANY SECURED OBLIGATIONS OR (B) ANY OF THE TRANSACTION DOCUMENTS.

         6. In connection with the foregoing and only in connection with the foregoing, the Credit Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Credit Agreement remain unaffected.

         7. Except as may be specifically set forth herein, this Waiver and Third Amendment to Credit Agreement shall not constitute a waiver of any Default(s) under the Credit Agreement or any documents executed in connection therewith, all rights and remedies of the Lenders being preserved and maintained.

         8. This Waiver and Third Amendment to Credit Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                     TORCH OFFSHORE, INC.

                                     By: /s/ ROBERT E. FULTON
                                        --------------------------
                                        Its Chief Financial Officer
                                        401 Whitney Avenue, Suite 400
                                        Gretna, Louisiana 70056
                                        Telecopy number: (504) 367-7075

                                     REGIONS BANK

                                     By:  /s/ JORGE E. GORIS
                                        --------------------------
                                        Its Senior Vice President
                                        301 St. Charles Avenue
                                        New Orleans, LA 70130
                                        Telecopier: (504) 584-2165


                                      EXPORT DEVELOPMENT CANADA

                                      By:  /s/ Peter G. Johnston
                                        --------------------------
                                        Financial Services Manager

                                     By:   /s/ Colleen Lalonde
                                        --------------------------
                                        Financial Services Manager
                                        151 O'Connor
                                        Ottawa, Canada K1A1K3
                                        (Telecopier: (613) 598-2504


                                       32